Exhibit 10.2

THIRD FEDERAL SAVINGS & LOAN ASSOCIATION

MHC AND SUBSIDIARIES

FINANCIAL, RETIREMENT & ESTATE

PLANNING PROGRAM

THIRD FEDERAL SAVINGS & LOAN ASSOCIATION

MHC AND SUBSIDIARIES

FINANCIAL, RETIREMENT & ESTATE PLANNING PROGRAM

THIRD FEDERAL SAVINGS & LOAN ASSOCIATION

MHC AND SUBSIDIARIES

FINANCIAL, RETIREMENT & ESTATE PLANNING PROGRAM

I.	Purpose

The Purpose of this Financial, Retirement & Estate Planning Assistance Program is to assist selected associates of the Association in achieving orderly and constructive handling of their financial retirement and estate planning goals and objectives.

II.	Definitions

Unless otherwise required by the context, the following definitions shall control:

(1) “Administrator” means the person responsible for administering the Program.

(2) “Associate” means employee.

(3) “Association” means Third Federal Savings and Loan Association MHC and Subsidiaries.

(4) “Eligible Participant,” as of any time, means a Participant who has been determined, pursuant to Section IV of the Program, to be eligible, as of that time, to participate under the Program.

(5) “Financial, Retirement & Estate Planning Assistance Program” means that aspect of the Program provided for in Section V.

(6) “Financial Planning Adviser,” in general, means the firm of Certified Public Accountants designated from time to time by the Association as the firm that is authorized to perform accounting services for Participants under the Program generally. If a Participant requests that a firm other than the firm designated by the Association as Financial Planning Adviser be authorized to perform accounting services for that Participant under the Program the Administrator may, in his or her complete discretion, approve or deny that request. If the Administrator approves such a request, the firm selected by the Participant shall be the “Financial Planning Adviser” under the Program with respect to that Participant.

(7) “Investment Adviser,” in general, means the firm of Investment Advisers designated from time to time by the Association as the firm that is authorized to perform investment consulting services for Participants under the Program generally, If a Participant requests that a firm other than the firm designated by the Association as Investment Adviser be authorized to perform investment consulting services for that Participant under the Program the Administrator, may in his or her complete discretion, approve or deny that request. If the Administrator approves such a request, the firm selected by the Participant shall be the “Investment Adviser” under the Program with respect to that Participant.

THIRD FEDERAL SAVINGS & LOAN ASSOCIATION

MHC AND SUBSIDIARIES

FINANCIAL, RETIREMENT & ESTATE PLANNING PROGRAM

(8) “Legal Adviser,” in general, means the firm of attorneys-at-law designated from time to time by the Association as the firm that is authorized to perform legal services for Participants under the Program generally. If a Participant requests that a firm other than the firm designated by the Association as Legal Adviser be authorized to perform legal services for that Participant under the Program the Administrator, may in his or her complete discretion, approve or deny that request. If the Administrator approves such a request, the firm selected by the Participant shall be the “Legal Adviser” under the Program with respect to that Participant.

(9) “Participant” means an Associate or retired Associate who is authorized, pursuant to Section IV of the Program, to participate in the Program.

(10) “Program” means this Financial, Retirement & Estate Planning Program.

(11) “Year” means calendar year.

III.	Administration

Subject to the express provisions of the Program, the Board or a committee serving at the pleasure of the Board (references hereinafter to the Board shall also include any committee appointed by the Board) shall have absolute discretionary authority to: (i) designate as Participants those Associates or retired Associates who will be eligible to participate in the Program; (ii) interpret all terms and provisions of the Program consistent with law; (iii) adopt, amend and rescind general and special rules and regulations for the Program’s administration; and (iv) designate an individual to make all other determinations necessary or advisable for the administration of the Program.

No member of the Board shall be liable for any action taken or determination made in good faith. The members of the Board shall be indemnified by the Association for any acts or omissions in connection with the Program to the full extent permitted by Ohio and Federal regulatory statutes.

IV.	Eligibility

A. Unless a period shorter than three Years is specified by the Board at the time of designation, each Associate or retired Associate who is designated as a Participant shall be an Eligible Participant during the Year in which he or she is designated as a Participant and during each of the two succeeding Years, except that (other than as provided in Section IV.B.

THIRD FEDERAL SAVINGS & LOAN ASSOCIATION

MHC AND SUBSIDIARIES

FINANCIAL, RETIREMENT & ESTATE PLANNING PROGRAM

or in Section IV.C) an Associate shall cease to be an Eligible Participant on the date his or her employment with the Association is terminated.

B. Unless otherwise provided by the Board at the time of designation, any Associate who is designated as a Participant in the Year of his or her retirement, shall also be an Eligible Participant in the Year following the Year of the retirement.

C. If a Participant dies while he or she is an Eligible Participant and leaves a surviving spouse who has a beneficial interest under one or more associate plans sponsored by the Association, the surviving spouse shall be treated as an Eligible Participant under the Program for the remainder of that Year (to the extent that the decedent has not exhausted benefits under the Program for that Year) and for one additional Year thereafter.

V.	Financial, Retirement & Estate Planning Assistance Program

A Participant may elect to participate in the Financial, Retirement & Estate Planning Assistance Program from time to time during any Year in which he or she is an Eligible Participant and, upon fulfilling the requirements of Section VIII, below, may consult with

A. Financial Planning Adviser on the following basis:

1.	To review with and be advised by the Financial Planning Adviser regarding all aspects of the Participant’s income tax liabilities to any taxing jurisdiction including advice as to the minimization of such income tax liabilities, the income tax consequences to the Participant of any plan adopted by the Association for the benefit of its associates, estimates of taxes due or to become due, computation of minimum payments necessary to comply with the various applicable tax laws, and a review of the Participant’s records and retained information in view of various tax record keeping requirements.

2.	To have Financial Planning Advisor assist Participant in compiling a balance sheet and setting financial goals and objectives and attitudes towards investment risk.

3.	To have Financial Planning Advisor assist Participant in analyzing and developing strategies in the areas of income tax planning, cash flow analysis, compensation and benefit strategies, retirement planning, and estate planning. In addition, to have the Financial Planning Advisor assist in the implementation of any decided course of action.

THIRD FEDERAL SAVINGS & LOAN ASSOCIATION

MHC AND SUBSIDIARIES

FINANCIAL, RETIREMENT & ESTATE PLANNING PROGRAM

B. Investment Adviser on the following basis:

1.	To have Investment Adviser assist Participant in setting investment goals and objectives to assess investment risks.

2.	To have Investment Adviser assist Participant in developing and analyzing appropriate strategies designed to help Participant achieve investment goals and objectives, through optimal asset allocations.

3.	To have Investment Adviser review and advise Participant on a quarterly basis of the Participant’s position, balances and asset allocation to ensure that Participant’s objectives are being met.

C. Legal Adviser on the following basis:

1.	To review with and be advised by the Legal Adviser regarding preparation of any estate planning documents necessary to implement the estate planning strategies derived from consultation with the Financial Planning Adviser. This will assure that the Participant’s testamentary desires are properly met, all with due regard to the impact of estate and inheritance taxes that may be incurred in any taxing jurisdiction.

VI.	Scope and Extent of the Program

A. Within the dollar limits set forth in Section VI.D, an Eligible Participant, having elected to participate in the Program may consult with the Financial Planning Adviser, Investment Adviser or the Legal Adviser, as the case may be, as often as is reasonably necessary, and the Financial Planning Adviser, Investment Adviser or the Legal Adviser may perform such services as are reasonably required to accomplish the purposes of the Program, and the Association shall pay the fees of the Financial Planning Adviser, Investment Advisor or the Legal Adviser, as the case may be, for those services. If any question arises as to whether or not any services performed or to be performed by a Financial Planning Adviser, Investment Adviser or a Legal Adviser are within the scope of the Program, the Participant shall consult with the Administrator and the Administrator shall make the determination.

B. The probate or administration of an estate is the Participant’s personal responsibility and services provided by professionals in connection with the probate or administration of an estate are not covered by the Program.

THIRD FEDERAL SAVINGS & LOAN ASSOCIATION

MHC AND SUBSIDIARIES

FINANCIAL, RETIREMENT & ESTATE PLANNING PROGRAM

C. Nothing contained herein shall prohibit a Participant from discussing any matters with a Financial Planning Adviser, Investment Adviser or a Legal Adviser or having the Financial Planning Adviser, Investment Adviser or Legal Adviser perform any services outside the scope of the Program at the Participant’s personal expense. If a Participant requests services from a Financial Planning Adviser, Investment Adviser or Legal Adviser that are not covered by the Program, the Participant is responsible for all fees charged for those services. In any such case, it is suggested that the Participant inquire of the Financial Planning Adviser, Investment Adviser or the Legal Adviser, as the case may be, as to the probable amount of the fee for such services before those services are rendered.

D. The maximum amount of fees that the Association will pay for services covered by the Program with respect to an Eligible Participant in any one Year is $40,000.

VII.	Privileges and Confidentiality

Any information given to a Financial Planning Adviser, Investment Adviser or a Legal Adviser and any advice or opinions received by a Participant from a Financial Planning Adviser, Investment Adviser or a Legal Adviser, insofar as the Association is concerned, shall constitute privileged communications between the Adviser and the Participant, and neither the Administrator nor any officer or associate of the Association shall receive any information given by or the advice or opinions received by a Participant, except such factual data as may be required by the Administrator for the purpose of making the determination provided for in Section VI A above. The Association shall have no right to direct or regulate in any way the professional judgment of the Financial Planning Adviser, Investment Adviser or Legal Adviser in rendering any services to the Participant.

VIII.	Procedure for Participation in the Program

Any Participant upon becoming eligible to participate in the Program may elect each Year to participate the Program during that Year by:

A. Advising the Administrator of his or her election to participate. Upon such election the Administrator shall advise the Participant of the names and location of the Financial Planning Adviser, Investment Adviser and/or the Legal Adviser or all three, as the case may be, designated by the Association to render services provided for under the Program, and shall also advise the Financial Planning Adviser, Investment Adviser and/or the

THIRD FEDERAL SAVINGS & LOAN ASSOCIATION

MHC AND SUBSIDIARIES

FINANCIAL, RETIREMENT & ESTATE PLANNING PROGRAM

Legal Adviser or all three, as the case may be, that such Participant is eligible to participate in the Program. The Association has no obligation to make, and shall not make, any arrangement for any consultation between a Participant and an Adviser except to notify the Adviser of the Participant’s eligibility to participate in the Program.

B. Executing the waiver provided for in Section IX.D, below.

IX.	Miscellaneous

A. The Administrator shall administer the Program and shall be responsible for and shall ensure that all Financial Planning Advisers, Investment Advisers and Legal Advisers are fully and completely informed of the Association’s several associate benefit plans.

B. The Administrator with the approval of the Board shall select those firms of Certified Public Accountants, Investment Consultants and attorneys-at-law to be designated as the Financial Planning Adviser, the Investment Adviser and the Legal Adviser.

C. The Program is entirely voluntary on the part of the Association and the Participant. A Participant acquires no vested or contractual right therein, and the Association reserves the right to terminate or modify the Program at any time without notice and without liability for such action. Nothing in this Program or in any correspondence regarding this Program shall be construed as giving a Participant any right to continued employment with the Association and all Participants in the Program shall be and remain subject to discharge by the Association to the same extent and on the same terms as if this Program did not exist.

D. Since it is not intended that the Association be responsible for any advice or opinion given by a Financial Planning Adviser, Investment Adviser or Legal Adviser, any Participant electing to participate in the Program shall, by virtue of his or her participation, be deemed to have waived any and all claims that the Participant might otherwise have against the Association that is connected to or arises out of any actions or failures to act of a Financial Planning Adviser, Investment Adviser or Legal Adviser. To evidence that waiver, each Participant, upon electing to participate in the Program, shall execute and deliver to the Administrator a waiver in substantially the following form.

“I, the undersigned, for myself, my heirs, administrators and assigns, hereby waive all rights and actions that I have or may have in the future against Third Federal Savings and

THIRD FEDERAL SAVINGS & LOAN ASSOCIATION

MHC AND SUBSIDIARIES

FINANCIAL, RETIREMENT & ESTATE PLANNING PROGRAM

Loan Association MHC and Subsidiaries (the “Association”) or any associate, officer, director, representative, or agent thereof arising out of or resulting from my participation in the Association’s Financial, Retirement & Estate Planning Assistance Program (the “Program”) or the actions or failures to act of any Financial Planning Adviser, Investment Adviser or Legal Adviser under the Programs or for any damage or loss that I may sustain on account of any advice or opinion given to me by a Financial Planning Adviser, Investment Adviser or a Legal Adviser the fees of which are or may be paid in whole or in part under the Program, and I hereby agree to hold harmless the Association and all of its associates, officers, directors, representatives, and agents from and against all loss and damage which may be incurred by me or by any person claiming through me as a result of my participation in the Program.”

E. The payment of fees to a Financial Planning Adviser, Investment Adviser or a Legal Adviser on behalf of a Participant will constitute taxable income to the Participant and will be reported as compensation on the Form W-2 issued to the Participant by the Association. The Association may withhold payroll taxes with respect to the amounts so reflected on the Forms W-2.

F. The rights under this Program are personal to the Participants of the Association and may not be assigned or transferred except insofar as the Program provides for benefits to a surviving spouse of a Participant

This Program was originally adopted by Third Federal Savings and Loan Association of Cleveland on May 21, 1992, and is amended, restated, and adopted by Third Federal Savings & Loan Association MHC & Subsidiaries as of January 1, 2006.

THIRD FEDERAL SAVINGS & LOAN ASSOCIATION

MHC AND SUBSIDIARIES

FINANCIAL, RETIREMENT & ESTATE PLANNING PROGRAM

Financial, Retirement & Estate Planning Program

of

Third Federal Savings & Loan Association MHC and Subsidiaries

Notification to Participate

I hereby notify you, as. Administrator of the Financial, Retirement & Estate Planning Program of Third Federal Savings and Loan Association MHC and Subsidiaries, that I elect to participate in the Program. I acknowledge that any fees paid under the Program on my behalf will constitute income to me and will be reflected in the Form W-2 issued to me by the Association and that the Association may withhold appropriate amounts from my other compensation with respect to those fees paid under the Program. I have read, understood, and signed the Waiver delivered to me with the original of this notice and I have returned the signed waiver to you as Administrator of the Program.

I elect to participate in the Financial, Retirement & Estate Planning Program:

(Signature of Participant)

(Printed Name)

, 2005
(Date Signed by Participant)

THIRD FEDERAL SAVINGS & LOAN ASSOCIATION

MHC AND SUBSIDIARIES

FINANCIAL, RETIREMENT & ESTATE PLANNING PROGRAM

Financial, Retirement & Estate Planning Program

of

Third Federal Savings & Loan Association MHC and Subsidiaries

WAIVER

I, the undersigned, for myself, my heirs, administrators an assigns, hereby waive all rights and actions that I have or may have in the future against Third Federal Savings and Loan MHC and Subsidiaries (the “Association”) or any associate officer, director, representative, or agent thereof arising out of or resulting from my participation in the Association’s Financial, Retirement & Estate Planning Program (the “Program”) or the actions or failures to act of any Financial Planning Adviser, Investment Adviser or Legal Adviser under the Program or for any damage or loss that I may sustain on account of any advice or opinion given to me by a Financial Planning Adviser, Investment Adviser or a Legal Adviser the fees of which are or may be paid in whole or in part under the Program, and I hereby agree to hold harmless the Association and all of its associates, officers, directors, representatives, and agents from and against all loss and damage which may be incurred by me or by any person claiming through me as a result of my participation in the Program.

In witness whereof, the Association, by its duly authorized officer, and the Participant, have executed multiple counterparts hereof (each of which shall be deemed an original).

I have signed this waiver, intending to be legally bound, this              day of         , 2005.

The Participant:	Third Federal Savings & Loan Association MHC and Subsidiaries

By
(Signature)

(Printed Name)		(Name and Title)

(Date)		(Date)